Income taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income taxes	Income Taxes
The Company's effective tax rate (“ETR”) was 0.1% and 0.1% for the year ended December 31, 2022, and for the period ended December 31, 2021, respectively. The Company is not aware of any items that would cause the quarterly or period-to-date ETR to be significantly different from the Company's annual ETR. The difference between the income tax provision that would be derived by applying the statutory rate to the Company's loss before income taxes and the income tax provision recorded was primarily attributable to the change in the valuation allowance. The Company continues to incur losses for the Cayman Island and Swiss entity and its ability to utilize the deferred tax asset related to the tax losses is not considered more likely than not.
The Company is subject to taxation in the Canton of Zug, Switzerland. For the years ended December 31, 2022 and 2021, the Company did not incur any significant income tax expense or benefit as the Company incurred tax losses and provided a full valuation allowance.
The components of income or loss before income tax were as follows:

	Year Ended December 31, 2022	For the period from March 10, 2021 (Inception) to December 31, 2021
Switzerland	$(62,115,251)	$(53,663,726)
Foreign	(2,354,434)	24,866
Total	$(64,469,685)	$(53,638,860)
The provision for income taxes differs from the amount computed by applying the statutory income tax rate to loss before income taxes as follows:

	Year Ended December 31, 2022	For the period from March 10, 2021 (Inception) to December 31, 2021
Statutory income tax rate	11.9%	11.9%
Change in prior year estimates	0.1%	—%
Change in valuation allowance	(10.0)%	(10.9)%
Non-deductible expense	(1.4)%	(1.0)%
Other	(0.5)%	0.1%
Effective income tax rate	0.1%	0.1%
Significant components of the Company’s deferred tax assets were:

	December 31, 2022	December 31, 2021
Intangible assets	$4,492,435	$2,963,340
Defined benefit plan	33,451	8,497
Net operating loss carry forward	7,210,383	2,873,281
Total deferred tax assets (gross)	11,736,269	5,845,118
Valuation allowance	(11,736,269)	(5,845,118)
Total deferred tax asset (net)	$—	$—
As of December 31, 2022, the Company’s net deferred tax assets before valuation allowance were USD 11.7 million. In assessing the realizability of its deferred tax assets, the Company considers whether it is more likely than not that some portion or all of its deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on the weight of all evidence, the Company has determined that it is not more likely than not that the net deferred tax assets will be realized. A valuation allowance of USD 11.7 million has been recorded against the deferred tax assets.
As of December 31, 2022, MoonLake AG had net operating losses of approximately USD 60.8 million of which USD 14.9 million will expire in 2028 and USD 45.9 million will expire in 2029.
The Company’s net operating losses will not be subject to any limitation due to the change in the ownership according to Swiss Income Tax Law.
The Company has no unrecognized tax benefits and does not expect that uncertain tax benefits will change significantly in the next twelve months.